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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) July 22, 2004

ADOLPH COORS COMPANY
 (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-14829 (Commission File Number)	84-0178360 (IRS Employer Identification No.)
311 - 10th Street Golden, Colorado (Address of principal executive offices)		80401 (Zip Code)

Registrant's telephone number, including area code 303.279.6565

Not Applicable
(Former name or former address, if changed since last report)

PART II. OTHER INFORMATION

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On July 22, 2004, Adolph Coors Company issued a press release setting forth its earnings for the second fiscal quarter of 2004 ended June 27, 2004. A copy of its press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        Pursuant to instruction B.6 of Form 8-K, the information contained in this report shall not be deemed to be "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOLPH COORS COMPANY (Registrant)
Date: July 22, 2004
/s/ RONALD A. TRYGGESTAD (Ronald A. Tryggestad, Controller and Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Adolph Coors Company dated July 22, 2004, reporting Adolph Coors Company financial results for the second fiscal quarter of 2004 ended June 27, 2004.

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PART II. OTHER INFORMATION
  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX